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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) - June 22, 2001


                       PLAINS ALL AMERICAN PIPELINE, L.P.
                (Name of Registrant as specified in its charter)


               DELAWARE                                 0-9808                               76-0582150
     (State or other jurisdiction              (Commission File Number)                   (I.R.S. Employer
   of incorporation or organization)                                                     Identification No.)


                           333 CLAY STREET, SUITE 2900
                              HOUSTON, TEXAS 77002
                                 (713) 646-4100
               (Address, including zip code, and telephone number,
        including area code, of Registrant's principal executive offices)


                                       N/A
         (Former name or former address, if changed since last report.)


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ITEM 5.    OTHER EVENTS

           This Form 8-K/A amends the Form 8-K dated June 22, 2001 and filed on June 25, 2001 by Plains All American Pipeline, L.P. (the "Partnership") that included (i) audited historical financial statements related to the acquisition of certain assets from Murphy Oil Company, Ltd. ("Murphy") and (ii) unaudited pro forma financial statements for the Partnership that reflected a number of adjustments, including the proposed private placement of $350 million in senior notes. This Form 8-K/A is being filed to include the audit report and consent of PricewaterhouseCoopers, L.L.P. with respect to the audited historical financial statements for Murphy. The pro forma financial statements have been deleted as a result of the Partnership's election to defer the private placement of senior notes. The financial statements filed with this Form 8-K/A supercede the financial statements filed with the initial Form 8-K on June 25, 2001.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

           (c)    Exhibits

         99.1 Murphy Oil Company Ltd. Supply and Transportation Business Unaudited Interim Financial Statements.

         99.2 Murphy Oil Company Ltd. Supply and Transportation Business Financial Statements.

         99.3     Consent of PricewaterhouseCoopers LLP.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PLAINS ALL AMERICAN PIPELINE, L.P.

Date:  October 25, 2001                By: Plains AAP, L.P., its general partner

                                       By: Plains All American GP LLC, its
                                           general partner


                                       By: /s/ Tim Moore
                                          --------------------------------------
                                       Name:  Tim Moore
                                       Title: Vice President


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                                INDEX TO EXHIBITS


         99.1 Murphy Oil Company Ltd. Supply and Transportation Business Unaudited Interim Financial Statements.

         99.2 Murphy Oil Company Ltd. Supply and Transportation Business Financial Statements.

         99.3     Consent of PricewaterhouseCoopers LLP.